Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent Events

20.      Subsequent Events

On March 7, 2018, the Company entered into a confidential settlement agreement resolving all disputes and legal claims of the parties associated with the suit filed by the Company on January 13, 2015 against the Defendants. In consideration for this release, terms of the confidential settlement agreement call for the Company to receive legal title to certain medical equipment of the Defendants as specified in the agreement by May 1, 2018. No amounts have been recorded in the Company’s financial statements as of or for the year ended December 31, 2017. The Company expects to record the equipment received at fair value upon receipt.

In connection with preparing the audited consolidated financial statements for the year ended December 31, 2017, we have evaluated subsequent events for potential recognition and disclosure through the date of this filing.